Exhibit 32 (ii)

CERTIFICATION SECTION 1350

In connection with the Quarterly Report of Penns Woods Bancorp, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian L. Knepp, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                 the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                 the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Brian L. Knepp
Brian L. Knepp
President and Chief Financial Officer

November 9, 2022